SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Delanco Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

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July 22, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Delanco Bancorp, Inc. (the “Company”). The meeting will be held at the Company’s offices, 615 Burlington Avenue, Delanco, New Jersey, on Thursday, August 25, 2016 at 5:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Connolly, Grady & Cha, P.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet or to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

James E. Igo
Chairman, President and
Chief Executive Officer

DELANCO BANCORP, INC.

615 BURLINGTON AVENUE

DELANCO, NEW JERSEY 08075

(856) 461-0611

______________________

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

______________________

TIME AND DATE	5:00 p.m., local time, on Thursday, August 25, 2016

PLACE	Company’s offices, 615 Burlington Avenue, Delanco, New Jersey

ITEMS OF BUSINESS	(1)	To elect two directors to serve for a term of three years;

	(2)	To ratify the selection of Connolly, Grady & Cha, P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2017;

	(3)	To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement; and

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on July 14, 2016.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas R. Allen, Jr. Corporate Secretary July 22, 2016

DELANCO BANCORP, INC.

__________________________________

PROXY STATEMENT

__________________________________

General Information

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Delanco Bancorp, Inc. for the 2016 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Delanco Bancorp, Inc. as “Delanco Bancorp,” the “Company,” “we,” “our” or “us.”

Delanco Bancorp is the holding company for Delanco Federal Savings Bank. In this proxy statement, we may also refer to Delanco Federal Savings Bank as “Delanco Federal” or the “Bank.”

We are holding the 2016 annual meeting at the Company’s offices, 615 Burlington Avenue, Delanco, New Jersey, on Thursday, August 25, 2016 at 5:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 22, 2016.

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to be held on August 25, 2016

This proxy statement and our 2016 Annual Report on Form 10-K are available electronically at http://www.edocumentview.com/DLNO.

Information About Voting

Who Can Vote at the Meeting

You are entitled to vote the shares of Delanco Bancorp common stock that you owned as of the close of business on July 14, 2016. As of the close of business on July 14, 2016, a total of 945,425 shares of Delanco Bancorp common stock were outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Delanco Bancorp in one of the following ways:

●	Directly in your name as the stockholder of record;

●	Indirectly through a broker, bank or other holder of record in “street name”; or

●	Indirectly through the Delanco Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Delanco Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld and broker non-votes will have no effect on the vote for the election of directors.

In voting on the ratification of the appointment of Connolly, Grady & Cha, P.C. as the Company’s independent registered public accounting firm and the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, each matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions and broker non-votes will have no effect on the vote. The results of the vote on the compensation of the named executive officers are not binding on the Board of Directors.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1) or on the advisory vote regarding the compensation of our named executive officers (Item 3). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or for the advisory vote regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf. These are referred to broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2). If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Voting by Proxy

The Board of Directors of Delanco Bancorp is sending you this proxy statement to request that you allow your shares of Delanco Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Delanco Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” the nominees for director, “FOR” ratification of Connolly, Grady & Cha, P.C. as the independent registered public accounting firm and “FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Delanco Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP

If you participate in the ESOP, you will receive a voting instruction card for the ESOP that will reflect all the shares that you may direct the trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, all allocated shares of Delanco Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Delanco Bancorp common stock held by the ESOP and all allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instruction card is August 18, 2016.

Corporate Governance

Director Independence

The Company’s Board of Directors currently consists of six members, all of whom are independent under the listing standards of The NASDAQ Stock Market, except for James E. Igo, who is employed by the Company and the Bank as Chairman, President and Chief Executive Officer. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to Directors John A. Latimer and Renee C. Vidal. The business relationships between the Company and its directors or the directors’ affiliated companies that were considered by the Board were: the law firm of Raymond, Coleman, Heinhold & Norman, LLP, of which Thomas J. Coleman III is a partner, provided legal services to the Company; and John A. Latimer is employed by The Barclay Group, Delanco Federal’s insurance broker.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. The Board of the Company is currently comprised of six directors, five of whom are independent directors under the listing standards of The NASDAQ Stock Market. The Chairman of the Board has no greater or lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company. The Board does not currently have a lead director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

Audit Committee. The Company maintains an Audit Committee consisting of directors James W. Verner (Chairperson), John A. Latimer and Renee C. Vidal. The Audit Committee meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent in accordance with the listing standards of The NASDAQ Stock Market. The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert.” While the Board recognizes that no individual Board member meets the qualifications required of an “audit committee financial expert,” the Board believes that appointment of a new director to the Board and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to discharge adequately the Audit Committee’s responsibilities. The Audit Committee held five (5) meetings during the last fiscal year. The Audit Committee operates under a written charter which is available to the public under “Investors” at www.delancofsb.com.

Compensation Committee. The Company maintains a Compensation Committee consisting of directors John A. Latimer (Chairperson) and Thomas J. Coleman III. The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer (“CEO”) and other executive officers’ compensation including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. Our CEO develops recommendations for the Compensation Committee regarding the appropriate range of annual salary increases of our employees. Our CEO does not participate in Compensation Committee discussions or the review of Compensation Committee documents relating to the determination of his compensation. The Compensation Committee held one meeting during the last fiscal year. The Compensation Committee does not operate under a written charter.

The Company does not maintain a separately designated nominating committee. Based on the number of independent directors currently serving on the Board, the Company believes that the functions customarily attributable to this committee are sufficiently performed by our full Board of Directors.

The Board of Directors is responsible for the annual selection of management’s nominees for election as directors and developing and implementing policies and practices relating to corporate governance. See “—Nominating Procedures.”

Nominating Procedures

It is the policy of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Board’s resources, the Board will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairperson of the Board, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.

The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination by the Board of Directors, the recommendation must be received by the Board of Directors at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees. The process that the Board follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Board relies on personal contacts of the members of the Board of Directors, as well as their knowledge of members of the communities served by Delanco Bancorp. The Board also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Board has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Board determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Board will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Minimum Qualifications. The Board has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Board will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

●	contributions to the range of talent, skill and expertise appropriate for the Board;
●

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

●	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;
●	personal and professional integrity, honesty and reputation;
●	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;
●	the ability to devote sufficient time and energy to the performance of his or her duties;
●	independence under applicable Securities and Exchange Commission and listing definitions; and
●	current equity holdings in the Company.

The Board will also consider any other factors it deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations. Further, when identifying nominees to serve as director, the Board seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance.

With respect to nominating an existing director for re-election to the Board of Directors, the Board will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Board and Committee Meetings

During the year ended March 31, 2016, the Boards of Directors of the Company and the Bank held five and thirteen meetings, respectively. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. Four of our six directors attended the 2015 annual meeting of stockholders.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2016 for filing with the Securities and Exchange Commission. The Audit Committee has appointed Connolly, Grady & Cha, P.C. to be the Company’s independent registered public accounting firm for the 2017 fiscal year, subject to stockholder ratification.

Audit Committee of the Delanco Bancorp, Inc. Board of Directors

James W. Verner – Chairperson

John A. Latimer

Renee C. Vidal

Directors’ Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2016 fiscal year.

Name	Fees Earned or Paid in Cash	Total

Thomas J. Coleman III	$8,400	$8,400
John A. Latimer	$9,100	$9,100
Daniel R. Roccato	$8,125	$8,125
James W. Verner	$8,825	$8,825
Renee C. Vidal	$8,825	$8,825

Director Retirement Plan. Delanco Federal sponsors a director retirement plan for the benefit of members of the Board of Directors. All directors serving on or after the plan’s effective date of January 1, 2002 participate in the plan. Under the plan, following their retirement from the Board of Directors (upon meeting certain criteria) directors receive a monthly retirement benefit equal to 4% of their fees (including any annual retainer) multiplied by their completed years of service, up to a maximum of 80% of the final fee amount. Directors must complete at least ten years of service as an employee and/or director in order to receive a retirement benefit under the plan. Director retirement benefits are payable in equal monthly installments during the director’s lifetime, unless the director elects to receive an actuarially equivalent benefit in the form of an annuity. No benefits are payable under the plan upon a participating director’s death, unless the participant selected the annuity form of payment, in which case the director’s designated beneficiary would receive continued payments in accordance with the director’s election.

Meeting Fees for Non-Employee Directors. The following table sets forth the applicable fees that are paid to non-employee directors for their service on the Board of Directors of Delanco Federal. Directors do not receive any fees for their service on the Board of Directors of Delanco Bancorp. Each director receives two paid absences on an annual basis.

Board of Directors of Delanco Federal:
Fee per Board Meeting	$625
Fee per Committee Meeting:
Executive Committee	$275
All Other Committees	$175

Stock Ownership

The following table provides information as of July 14, 2016 with respect to persons and entities known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Delanco Federal Savings Bank Employee Stock Ownership Plan Trust 615 Burlington Avenue Delanco, New Jersey 08075	60,240	6.4%

Joseph Stilwell Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Partners, L.P. Stilwell Value LLC 111 Broadway, 12th Floor New York, New York 10006	92,248 (2)	9.8%
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(1)	Based on 945,425 shares of Company common stock outstanding as of July 14, 2016.
(2)	Based on information contained in a Schedule 13D filed with the U.S. Securities and Exchange Commission on October 28, 2013.

The following table provides information as of July 14, 2016 with respect to shares of Delanco Bancorp common stock that may be considered to be owned by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown. The number of shares beneficially owned by all directors and executive officers as a group totaled 7.7% of our outstanding common stock as of July 14, 2016. Each director owned less than 1.0% of our outstanding common stock as of that date, except for Mr. Igo and Mr. Coleman who owned 3.5% and 1.0% of our outstanding common stock, respectively.

Name	Number of Shares Owned		Number of Shares That May be Acquired Within 60 Days by Exercising Options (1)

Thomas J. Coleman III	9,951		400
James E. Igo	28,774	(2)	4,000
John A. Latimer	6,783		400
Eva Modi	3,822	(3)	2,000
Daniel R. Roccato	1,057		400
James W. Verner	8,939	(4)	400
Renee C. Vidal	4,855		400

All directors and executive officers as a group (8 persons)	69,103		8,000

 ___________________________________

(1)

Based on 945,425 shares of the Company’s common stock outstanding and entitled to vote as of July 14, 2016, plus the number of shares that may be acquired by each individual (or group of individuals) by exercising options.

(2)	Includes 3,040 allocated shares held in ESOP trust.
(3)	Includes 2,180 allocated shares held in ESOP trust.
(4)	Includes 2,404 shares held by spouse’s IRA.

Items to be Voted on by Stockholders

Item 1 – Election of Directors

The Company’s Board of Directors currently consists of six members. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until his or her respective successor has been elected and qualified, are John A. Latimer and James W. Verner.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual’s biography is as of March 31, 2016. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Delanco Federal.

Board Nominees for a Term Ending in 2019

John A. Latimer has been the President of two insurance brokers, The Barclay Group and J.S. Braddock Agency since 1991 and 2000, respectively. Mr. Latimer has also served as a director of Proformance Insurance Company, a subsidiary of National Atlantic Holdings Corporation (Nasdaq: NAHC). Age 53. Director since 2006.

Mr. Latimer provides the Board with significant marketing and operational knowledge through his experience as president of insurance broker entities. Mr. Latimer has considerable experience in the insurance industry and the related risk assessment practice area necessary in banking operations.

James W. Verner, currently retired, served as a Section Supervisor with the New Jersey State Department of Education from 1979 until 2011. Age 64. Director of Delanco Federal since 1978 and director of Delanco Bancorp since 2002.

Mr. Verner’s career with the New Jersey Department of Education provides the Company with organizational understanding and expertise. In addition, as an active member of the community, Mr. Verner maintains contact with and is in touch with the local consumer environment.

Directors with Terms Ending in 2017

James E. Igo has served as President and Chief Executive Officer of Delanco Bancorp and Delanco Federal since 2009 and previously served as Executive Vice President and Chief Operating Officer of Delanco Bancorp and Delanco Federal since 2008. Mr. Igo was appointed Chairman of the Board of Delanco Bancorp and Delanco Federal in 2010. Mr. Igo previously served as senior vice president and senior loan officer of Farmers & Mechanics Bank (“FMB”) from 1992 until FMB’s acquisition by Beneficial Bank in 2007. Mr. Igo served as senior vice president of Beneficial Bank until 2008. Age 59.

Mr. Igo’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Bank. Mr. Igo’s knowledge of the Company’s and the Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as our Chairman, President and Chief Executive Officer. Director since 2009.

Renee C. Vidal is a partner in the law firm of Flaster/Greenberg P.C. in Cherry Hill, New Jersey. Prior to joining Flaster/Greenberg P.C. in 2008, Ms. Vidal served as a partner in the law firm of Cureton Caplan, PC. Ms. Vidal began her employment with Cureton Caplan in 1994. Age 48. Director since 2006.

Ms. Vidal’s expertise as a partner in a law firm and her involvement in business and civic organizations in the communities in which the Bank serves provide the Board valuable insight. Ms. Vidal’s years of providing legal counsel position her well to continue to serve as a director for the Company.

Directors with Terms Ending in 2018

Thomas J. Coleman III has been a managing partner of the law firm of Raymond, Coleman, Heinhold & Norman, LLP since 2001. Age 52. Director since 2005.

Mr. Coleman's expertise as a partner in a law firm and his involvement in business and civic organizations in the communities in which the Bank serves provide the Board valuable insight. Mr. Coleman's years of providing legal counsel and operating a law office position him well to continue to serve as a director for the Company.

Daniel R. Roccato has been the President of Quaker Wealth Management, LLC since January 2005 and an Adjunct Professor of Economics and Finance at Rutgers University since 2010. Age 54. Director since June 2013.

Mr. Roccato provides the Board with significant business and finance expertise through his experience with his own wealth management firm and from his prior tenures as vice president with Merrill Lynch & Co. and Morgan Stanley & Co. Mr. Roccato has extensive experience and connections in the local community, having served as the Mayor and Deputy Mayor in Moorestown Township while serving on the Town Council.

Item 2 – Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Connolly, Grady & Cha, P.C. to be the Company’s independent registered public accounting firm for the 2017 fiscal year, subject to ratification by stockholders. A representative of Connolly, Grady & Cha, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit Fees. The following table sets forth the fees billed to the Company for the fiscal years ended March 31, 2016 and 2015 by Connolly, Grady & Cha, P.C.:

	2016	2015

Audit Fees	$66,775	$65,715
Audit Related Fees	17,364	16,515
Tax Fees (1)	7,985	7,985
All Other Fees	—	—

___________________

(1)	Represents services rendered for tax compliance, tax advice and tax planning, including the preparation of the annual tax returns and quarterly tax payments.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by the Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided.

The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended March 31, 2016, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Item 3 – Advisory Vote on Executive Compensation

As required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2016 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Executive Compensation

Summary Compensation Table

The following information is furnished for the individuals serving as named executive officers during the 2016 fiscal year.

Name and Principal Position	Year	Salary ($)	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)(2)	Total ($)
James E. Igo	2016	182,904	8,400	6,267	197,571
Chairman, President and Chief Executive Officer	2015	171,096	9,625	5,177	185,898

Eva Modi	2016	129,071	—	4,075	133,146
Chief Financial Officer	2015	120,767	—	3,223	123,990

____________________

(1)	Reflects the amount of fees earned for service as a director.
(2)	Reflects the amount paid by the Company for life insurance premiums and the market value of ESOP allocations.

2008 Equity Incentive Plan. The Delanco Bancorp, Inc. 2008 Equity Incentive Plan was adopted by our Board of Directors and approved by our stockholders in August 2008. The purpose of the 2008 Equity Incentive Plan is to promote Delanco Bancorp’s success by linking the personal interests of its employees, officers and directors to those of Delanco Bancorp’s stockholders, and by providing participants with an incentive for outstanding performance. The 2008 Equity Incentive Plan is further intended to provide flexibility to Delanco Bancorp in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of Delanco Bancorp’s operation is largely dependent. The 2008 Equity Incentive Plan is administered by Delanco Bancorp’s Board of Directors, which has the authority to determine the eligible directors or employees to whom awards are to be granted, the number of awards to be granted, the vesting of the awards and the conditions and limitations of the awards. All participants fully vest in shares granted to them upon their death or disability and upon a change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of March 31, 2016 concerning unexercised options that have not vested for each named executive officer.

Name	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
James E. Igo	6,000	4,000	$8.00	10/16/2023

Eva Modi	3,000	2,000	$8.00	10/16/2023

_________________

(1)	Represents awards that vest in five equal annual installments beginning one year from October 16, 2013, the date of grant, but have not yet vested.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Delanco Bancorp common stock during the year ended March 31, 2016.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by Delanco Bancorp to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Delanco Federal to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Delanco Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit Delanco Federal to make loans to executive officers at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer over any other employee.

Delanco Federal maintains a program that enables all full-time employees to obtain a residential mortgage loan on a primary residence at a reduction of 1% from the rates available to the public for as long as the officer remains in the employ of Delanco Federal.  Douglas R. Allen, Jr., Senior Vice President of the Bank, has a mortgage loan from Delanco Federal that was made under this program at a rate of 2.875%.  The largest amount of principal outstanding during the 2016 fiscal year on this loan was approximately $165,591 and the outstanding balance at March 31, 2016 was $159,794.  The total principal and interest paid on this loan during the 2016 fiscal year was approximately $5,797 and $3,055, respectively.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Delanco Federal’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

Submission of Business Proposals

and Stockholder Nominations

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than March 24, 2017. If next year’s annual meeting is held on a date more than 30 calendar days from August 25, 2017, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not earlier than 120 days and not later than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than 120 days and not later than 90 days prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the annual meeting, the tenth day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Douglas R. Allen, Jr., Corporate Secretary, Delanco Bancorp, Inc., 615 Burlington Avenue, Delanco, New Jersey 08075. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report on Form 10-K has been mailed to all persons who were stockholders as of the close of business on July 14, 2016. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Chief Financial Officer of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

DELANCO
Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Eastern Time, on August 25, 2016.

Vote by Internet

- Go to **www.investorvote.com/DLNO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. The election as directors of all nominees listed:

Nominee	For	Withhold
01 - John A. Latimer	☐	☐
02 - James W. Verner	☐	☐

Proposal	For	Against	Abstain
2. The ratification of the appointment of Connolly, Grady & Cha, P.C. as independent registered public accountants for the fiscal year ending March 31, 2017.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of the named executive officers.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02EGUB

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 25, 2016.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.investorvote.com/DLNO

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

DELANCO
Bancorp, Inc.

REVOCABLE PROXY — DELANCO BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
AUGUST 25, 2016
5:00 P.M., LOCAL TIME

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints the official proxy committee of Delanco Bancorp, Inc., consisting of Thomas J. Coleman, III and James E. Igo, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Delanco Bancorp, Inc. which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on August 25, 2016 at 5:00 p.m., local time, at 615 Burlington Avenue, Delanco, New Jersey and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" Proposals 1, 2 and 3. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

DELANCO
Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. The election as directors of all nominees listed:

	For	Withhold
01 - John A. Latimer	☐	☐
02 - James W. Verner	☐	☐

	For	Against	Abstain
2. The ratification of the appointment of Connolly, Grady & Cha, P.C. as independent registered public accountants for the fiscal year ending March 31, 2017.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of the named executive officers.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 8 5 7 6 4 2

02EGVB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

DELANCO
Bancorp, Inc.

REVOCABLE PROXY — DELANCO BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
AUGUST 25, 2016
5:00 P.M., LOCAL TIME

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints the official proxy committee of Delanco Bancorp, Inc., consisting of Thomas J. Coleman, III and James E. Igo, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Delanco Bancorp, Inc. which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on August 25, 2016 at 5:00 p.m., local time, at 615 Burlington Avenue, Delanco, New Jersey and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" Proposals 1, 2 and 3. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

DELANCO
Bancorp, Inc.

Dear ESOP Participant:

On behalf of the Board of Directors, please find enclosed a voting instruction card for the purpose of conveying your voting instructions to the trustees of the Delanco Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), on the proposals presented at the Annual Meeting of Stockholders of Delanco Bancorp, Inc. (the "Company") on August 25, 2016. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders.

As a participant in the ESOP, you are entitled to instruct the trustees how to vote the shares of Company common stock allocated to your account as of July 14, 2016, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the trustees on or before August 18, 2016. If you do not direct the trustees as to how to vote the shares of Company common stock allocated to your ESOP account, the trustees will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

The ESOP trustees will vote the unallocated shares of common stock held in the ESOP trust in a manner calculated to most accurately reflect the voting instructions received from ESOP participants, subject to its fiduciary duties. Your vote will be tabulated by the Company's transfer agent and will not be revealed, directly or indirectly, to any employee or director of the Company or Delanco Federal Savings Bank.

Please complete, sign and return the enclosed ESOP voting instruction card in the accompanying postage paid envelope.

Sincerely,

James E. Igo
Chairman, President and Chief Executive Officer

02ELTA

DELANCO
Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Voting Instruction Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. The election as directors of all nominees listed:

	For	Withhold		For	Withhold
01 - John A. Latimer	☐	☐	02 - James W. Verner	☐	☐

	For	Against	Abstain
2. The ratification of the appointment of Connolly, Grady & Cha, P.C. as independent registered public accountants for the fiscal year ending March 31, 2017.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of the named executive officers.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02EGWA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

DELANCO
Bancorp, Inc.

VOTING INSTRUCTION CARD — DELANCO BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
AUGUST 25, 2016
5:00 P.M., LOCAL TIME

The undersigned hereby directs the Trustees of the Delanco Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") to vote all shares of Delanco Bancorp, Inc. (the "Company") credited to the undersigned's account for which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on August 25, 2016 at 5:00 p.m., local time, at 615 Burlington Avenue, Delanco, New Jersey and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

This voting instruction card, when properly executed and returned, will be voted as directed by the participant.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE